UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

Encompass Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31451	95-4756822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 California Ave # 554, Reno, Nevada 89509
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code
(415) 259-4108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01     Other Events

The Company has filed an amendment to its Schedule 14C Information Statement which was filed originally on February 18, 2011 The amendment changes the effective date of the proposed amendment to the Company’s Articles of Incorporation from March 9, 2011 to March 29, 2011. The mailing date of the Information Statement will now occur on March 9, 2011.

The delivery of the original Information Statement was delayed because the Company underestimated the costs of mailing the Information Statements to its shareholders. The cost issues have been resolved.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HOLDINGS, INC.

Dated: March 9, 2011	By: /s/ J. Scott Webber
President